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
  NUMBER                                                                                     SHARES
  *******                  SLEEPY'S, INC.

                        INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK           SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                                       CUSIP 831320 10 6



  THIS CERTIFIES THAT





  IS THE OWNER OF



            FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

                                         SLEEPY'S, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly  authorized Attorney, upon surrender of this Certificate, properly  endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-laws of the Corporation and any amendments thereto, copies of which are on file with the Transfer Agent and Registrar,  to all provisions of which the holder hereof by acceptance  of  this
Certificate assents.



     This  Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


                                                           [CORPORATE SEAL]

        /s/ *******                                                      /S/ *******
          SECRETARY                                                          CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER


                                                                      COUNTERSIGNED AND REGISTERED:
                                                                                CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                                                (JERSEY CITY, N.J.) TRANSFER AGENT AND REGISTRAR
                                                                                -------------------

                                                                                              AUTHORIZED OFFICER


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


     THIS CORPORATION  WILL FURNISH  WITHOUT  CHARGE TO EACH  SHAREHOLDER  WHO SO  REQUESTS  A COPY OF THE POWERS, DESIGNATIONS,
PREFERENCES  AND  RELATIVE,  PARTICIPATING,  OPTIONAL  OR OTHER  SPECIAL  RIGHTS OF EACH  CLASS OF STOCK OR SERIES  THEREOF  AND
THE  QUALIFICATIONS,  LIMITATIONS OR  RESTRICTIONS OF SUCH PREFERENCES  AND/OR RIGHTS.


     The following  abbreviations,  when used in the inscription on the face of this Certificate,  shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM -- as tenants in common                                          UNIF GIFT MIN ACT --...............Custodian...............
TEN ENT -- as tenants by the entireties                                                          (Cust)                  (Minor)
JT TEN  -- as joint tenants with right of                                                     under Uniform Gifts to Minors
           survivorship and not as tenants                                                    Act ..................................
           in common                                                                                         (State)


                               Additional abbreviations may also be used though not in the above list.


For value received, ______________________________________________________________________ hereby sell, assign and transfer unto


     PLEASE INSERT SOCIAL SECURITY OR OTHER
         INDENTIFYING NUMBER OF ASSIGNEE

[                                           ]





________________________________________________________________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________________________________________________________


________________________________________________________________________________________________________________________________


________________________________________________________________________________________________________________________________


__________________________________________________________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated ______________________________________________


                                  ______________________________________________________________________________________________
                         NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                  CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





       SIGNATURE(S) GUARANTEED:   ______________________________________________________________________________________________
                                  THE  SIGNATURE(S)  SHOULD  BE  GUARANTEED  BY  AN   ELIGIBLE   GUARANTOR  INSTITUTION  (BANKS,
                                  STOCKBROKERS,  SAVINGS  AND  LOAN  ASSOCIATIONS  AND  CREDIT  UNIONS  WITH  MEMBERSHIP  IN  AN
                                  APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



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